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                                                             EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 11, 1997 incorporated by reference in Destron Fearing Corporation's Form 10-K for the year ended September 30, 1997 and to all references to our firm included in this registration statement.




                                                 /s/  Arthur Andersen LLP
                                                 ---------------------------
                                                      ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
September 28, 1998